SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2008


                                 Cox Radio, Inc.

                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)




    Delaware                      1-12187                     58-1620022
----------------              ---------------             ------------------
(State or other                (Commission                (I.R.S. Employer
 jurisdiction of                File Number)               Identification No.)
 incorporation)



        6205 Peachtree Dunwoody Road Atlanta
                     Georgia                                    30328

 --------------------------------------------------         ------------
         (Address of principal executive offices)            (Zip Code)


                                 (678) 645-0000

                             -----------------------

              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On August 1, 2008, Cox Radio, Inc. completed its previously-announced acquisition of six radio stations serving the Athens, Georgia market. A copy of the press release announcing this is attached as Exhibit 99.1 to this report.


Item 9.01         Financial Statements and Exhibits.

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Not applicable.

                  (d) Exhibits:

                      99.1  Press Release dated August 1, 2008.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COX RADIO, INC.


Date:  August 1, 2008                     By: /s/ Neil O. Johnston
                                             --------------------------------
                                          Name:  Neil O. Johnston
                                          Title: Vice President and
                                                 Chief Financial Officer

[COX RADIO LOGO]                                                 Exhibit 99.1


FOR IMMEDIATE RELEASE


              COX RADIO CLOSES ON ACQUISITION OF SIX RADIO STATIONS
                             SERVING ATHENS, GEORGIA


ATLANTA, GA - (August 1, 2008) - Cox Radio (NYSE: CXR) announced today the Company completed its acquisition of six radio stations serving the Athens, Georgia market on August 1, 2008. The stations - WNGC-FM, WGMG-FM, WPUP-FM, WGAU-AM, WRFC-AM and WXKT-FM - will expand Cox Radio's portfolio to 86 stations clustered in 19 markets.

"I am pleased to welcome these six stations into the Cox Radio family of market-leading clusters in the Southeast," said Robert F. Neil, president and chief executive officer of Cox Radio. "We look forward to building on the successful track record of these stations with both listeners and advertisers in this market."

About Cox Radio (www.coxradio.com )

Cox Radio is one of the largest radio companies in the United States based on revenues. Cox Radio owns, operates or provides sales and marketing services for 86 stations (71 FM and 15 AM) clustered in 19 markets, including major markets such as Atlanta, Houston, Miami, Orlando, San Antonio and Tampa. Cox Radio shares are traded on the New York Stock Exchange under the symbol: CXR.

Forward-Looking Statements

Statements in this release, including statements relating to the operation of newly-acquired radio stations, are "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which are statements that relate to future plans, objectives, expectations, performance, and similar projections, as well as any facts or assumptions underlying these statements or projections. Actual results may differ materially from the results expressed or implied in these forward-looking statements due to various risks, uncertainties or other factors. These factors include our success in executing and integrating the newly acquired stations, competition and advertising demand in the market and other risk factors described from time to time in Cox Radio's filings with the Securities and Exchange Commission, including Cox Radio's Annual Report on Form 10-K for the year ended December 31, 2007. Cox Radio assumes no responsibility to update the forward-looking statements contained in this release as a result of new information, future events or otherwise.


Contact:
Analysts and Investors                             News Media
------------------------                           ----------------
Neil O. Johnston                                   Bobby Amirshahi
Vice President & Chief Financial Officer           Corporate Communications
Cox Radio, Inc.                                    Cox Radio, Inc.
678-645-4310                                       678-645-4518